EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of American Petro-Hunter Inc. (the “Company”) on Form 10-QSB for the period ended June 30, 2006, as filed with the Securities and Exchange Commission (the “Report”), I, Patrick A. McGowan, President, Chief Executive Officer, Acting Chief Financial Officer and Chairman of the Board, of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)        the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)        the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 11, 2006

/s/ Patrick A. McGowan

Patrick A. McGowan

President, Chief Executive Officer and Chairman of the Board

(Principal Executive Officer)

/s/ Patrick A. McGowan

Patrick A. McGowan

Acting Chief Financial Officer

(Principal Financial Officer and Principal Accounting Officer))